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                                                          ARTHUR ANDERSEN

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-52645 for Hartford Life Insurance Company Separate Account Five on Form S-6.

Hartford, Connecticut                               /s/ Arthur Andersen LLP
April 8, 2002